                                                                      EXHIBIT 99

                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                               Case No.: 399-02649
                                                               -----------------
       SERVICE MERCHANDISE COMPANY, INC.                       THROUGH 399-02680
       ---------------------------------                       -----------------

                                                     Judge:    PAINE
                                                               -----------------

                                                     Chapter 11

Debtor(s)

            MONTHLY OPERATING REPORT FOR PERIOD ENDING February 27, 2000
                                                       -----------------

            COMES NOW, SERVICE MERCHANDISE COMPANY, INC.
                       ---------------------------------

      Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing January 31, 2000 and ending February 27, 2000 as shown by the report and exhibits consisting of 16 pages and containing the following as indicated:

            [X]   Monthly Reporting Questionnaire (Attachment 1)

            [X]   Comparative Balance Sheets (Forms OPR-1 & OPR-2)

            [N/A] Summary of Accounts Receivable (Form OPR-3)

            [X]   Schedule of Postpetition Liabilities (Form OPR-4)

            [X]   Statement of Income (Loss) (Form OPR-5)


            I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

      Date: 3-20-00               DEBTOR - IN - POSSESSION
           -----------
                                  By: /s/ Tom Garrett
                                     -------------------------------------------

                                  Name and Title: TOM GARRETT,
                                                  ------------------------------
                                                  SENIOR VICE PRESIDENT & CFO
                                                  ------------------------------

                                  Address:        7100 SERVICE MERCHANDISE DRIVE
                                                  ------------------------------
                                                  BRENTWOOD, TENNESSEE 37027
                                                  ------------------------------

                                  Telephone No:   660-3477
                                                  ------------------------------


Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 31, 2000 THROUGH FEBRUARY 27, 2000

1. Payroll

                                                                                    WAGES                      TAXES
  OFFICERS                               TITLE                               GROSS          NET          DUE           PAID
-----------------------------------------------------------------------------------------------------------------------------
SAM CUSANO           CHIEF EXECUTIVE OFFICER                                245,000.00   163,304.96     4,515.26     70,558.98
STEVE MOORE          SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,
                     GENERAL COUNSEL AND SECRETARY                          172,127.87   111,268.59     2,174.49     49,916.69
TOM GARRETT          SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER      139,277.03    89,562.99     1,523.52     39,555.55
GARY SEASE           SENIOR VICE PRESIDENT, LOGISTICS                       140,880.22    88,977.26     1,804.37     40,963.30
CHARLES SEPTER       PRESIDENT AND CHIEF OPERATING OFFICER                  192,487.52   124,788.19     3,601.49     55,842.58
KENNETH BRAME        SENIOR VICE PRESIDENT, INFORMATION SERVICES AND
                     CHIEF INFORMATION OFFICER                              123,781.86    78,333.48       380.34     37,265.66
ROBERT J. PINDRED    VICE PRESIDENT AND TREASURER                            50,688.08    31,228.64       672.91     15,553.93
JOE M. ELLIOTT       ASSISTANT VICE PRESIDENT, PROPERTY ADMINISTRATION       36,629.92    22,074.82       806.49     10,856.09
ERIC KOVATS          VICE PRESIDENT, STORES                                  82,576.11    51,424.40     1,482.83     24,880.01
KARREN PRASIFKA      ASSISTANT GENERAL COUNSEL VICE PRESIDENT                61,570.74    39,424.59     1,130.37     20,920.33
BILLY STEWART        ASSISTANT TAX VICE PRESIDENT, TAX                       24,801.03    15,626.17       328.67      7,195.85
KENNETH A CONWAY     VICE PRESIDENT AND CONTROLLER                           57,935.33    37,983.31       846.69     18,764.63

Note: The above amounts reflect incentive and stay bonuses paid in January, 2000.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE CONPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  January 31, 2000 THROUGH February 27, 2000



2.  INSURANCE

                                                               COVERAGE        POLICY       EXPIRATION   PREMIUM     DATE COVERAGE
TYPE                        NAME OF CARRIER                     AMOUNT         NUMBER          DATE       AMOUNT       PAID THRU
----------------------------------------------------------------------------------------------------------------------------------
Property                    Fireman's Fund Insurance Co     $5 Million       CCIPW12011      12/31/00     $1,441,249    12/31/00
                            Royal                           $5 Million       RHD314289       12/31/00     $  100,000    12/31/00
                            Westchester Fire                $15 Million      1XA394310       12/31/00     $   50,100    12/31/00
                            Allianz Insurance Co            $12 Million      CLP1034720      12/31/00     $   20,040    12/31/00
                            TIG Insurance Co                $13 Million     XPT38797667      12/31/00     $   32,500    12/31/00
                            Westchester Fire                $20 Million      1XA394311       12/31/00     $   10,020    12/31/00
                            Allianz Insurance Co            $30 Million      CLP1034720      12/31/00     $   15,030    12/31/00
                            Allianz Insurance Co            $25 Million      CLP1034720      12/31/00     $    6,680    12/31/00
Boiler & Machinery          Hartford Steam Boiler           $10 Million        BMTBD         05/01/00     $   11,900    05/01/00
Transit                     Security Ins Co of Hartford     $1 Million       CCIMG72820      05/01/00     $   10,000    05/01/00
Ocean Cargo                 Phoenix Assurance Co of NY      $10 Million       CR37211        05/01/00     $   40,000    05/01/00
Special Crime               Reliance Insurance Co           $25 Million      NFK1951937      05/01/02     $   13,458    05/01/02
Crime                       National Union Fire Ins Co      $10 Million       858-0797       03/01/00     $   56,505    03/01/00
Fiduciary                   National Union Fire Ins Co      $10 Million      267-81-30       03/01/00     $   19,462    03/01/00
Employment Practices        Chubb Insurance Co              $10 Million      81278901A       03/01/00     $  221,575    03/01/00
Liability                   Royal Insurance Co              $10 Million      PSF000010       03/01/00     $   88,200    03/01/00
Directors & Officers        Continental Insurance Co        $10 Million      300714943       03/01/01     $  453,500    03/01/01
                            Chubb Insurance Co              $10 Million      81278902-A      03/01/01     $  266,666    03/01/01
                            Royal Insurance Co              $10 Million      PSF000009       03/01/01     $  133,000    03/01/01
Umbrella                    Federal Insurance Co            $50 Million       79763295       12/31/01     $   63,357    12/31/00
Excess Liability            American Guarantee & Liab       $50 Million     AEC287610700     12/31/00     $   25,000    12/31/00
International               Ace American Ins Co             $1 Million       PHF051491       12/31/00     $    2,500    12/31/00
Punitive Damages            Chubb Atlantic Indemnity        $50 Million   (00) 3310-05-98    12/31/00     $   17,160    12/31/00
Punitive Damages - Excess   Zurich International Bermuda    $50 Million     ZGEB-091 PD      12/31/00     $    5,000    12/31/00
General Liability           Ace American Ins Co             $5 Million      XSLG19903254     12/31/00     $   11,032    02/28/00
Workers' Compensation       Pacific Employers Ins Co        Statutory       WLRC42662112     12/31/00     $   19,978    02/28/00
WC Excess                   Ace American Ins Co             Statutory        XWC011950       12/31/00     $    1,601    02/28/00
WC Contractual Indemnity    Illinois Union Insurance Co     Statutory       CTPG19903461     12/31/00     $    2,083    02/28/00
WC Nevada                   Ace American Ins Co             Statutory       NWCC42662173     12/31/00     $    1,737    02/28/00
Auto                        Pacific Employers Ins Co        $1 Million      ISAH07571008     12/31/00     $    2,083    02/28/00

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JANUARY 31, 2000 THROUGH  FEBRUARY 27, 2000

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
HOME OFFICE                                                                   $    11,250
RETAIL SAFE FUNDS                                                               1,929,380

CORPORATE ACCOUNTS                                                              6,833,699

STORE DEPOSITORY ACCOUNTS
FIRST TENNESSEE                                                                 1,217,112
FIRSTAR                                                                            39,057
SOCIETY NATIONAL BANK                                                             456,092
BANK OF BOSTON                                                                    506,964
BANK OF BOSTON CONNECTICUT                                                        283,731
MERCANTILE BANK                                                                    48,240
FIRST UNION                                                                     4,222,120
HARRIS TRUST                                                                      857,225
BANK ONE LOUISIANA                                                                588,483
ABN - AMRO BANK                                                                   278,853
COMERICA BANK                                                                     324,661
AM SOUTH                                                                          528,152
BANK OF AMERICA CALIFORNIA                                                        378,421
FIRST AMERICAN NATIONAL BANK                                                      177,375
HERITAGE BANK OF NEVADA                                                               775
BANK OF OKLAHOMA                                                                  205,671
CHASE BANK OF TEXAS                                                             1,191,447
HIBERNIA                                                                           43,872
SINGLE STORE DEPOSITORY ACCOUNTS                                                2,872,897
FIRST NATIONAL BANK OF MARYLAND                                                   397,179
WELLS FARGO BANK                                                                   89,404
NATIONSBANK                                                                       248,000
BANK ONE, IN                                                                      121,517
PNC BANK                                                                          843,126
BANK ONE , TEXAS                                                                   45,889

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)             12,250,861

OTHER DEPOSITORY ACCOUNTS
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC                                     28,792
OTHER CASH ACCOUNTS                                                               989,986
                                                                              -----------
TOTAL CASH PER GENERAL LEDGER                                                 $38,010,231
                                                                              ===========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JANUARY 31, 2000 THROUGH  FEBRUARY 27, 2000

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)


                                      ACTUAL        ACTUAL      ACTUAL      ACTUAL         TOTAL

                          Monday      1/31/00       2/7/00     2/14/00     2/21/00        1/31/00
                          Sunday      2/6/00       2/13/00     2/20/00     2/27/00        2/27/00
                                     --------      -------     -------     --------      ---------
Receipts:
   Sales Receipts                    $ 26,818      $35,605     $55,763     $ 28,164      $ 146,350
   Miscellaneous Receipts                 330           --          --           --            330
                                     --------      -------     -------     --------      ---------
   Total Available collections         27,148       35,605      55,763       28,164        146,680


Disbursements:
   Merchandise disbursements           21,327       17,567      17,206       17,615         73,715
   Non-merchandise disbursements       27,184       15,926      17,697       17,160         77,967
                                     --------      -------     -------     --------      ---------
Total Disbursements:                   48,511       33,493      34,903       34,775        151,682
                                     --------      -------     -------     --------      ---------
Net Receipts/(Disbursements)         $(21,363)     $ 2,112     $20,860     $ (6,611)     $  (5,002)
                                     ========      =======     =======     ========      =========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JANUARY 31, 2000 THROUGH FEBRUARY 27, 2000

ROLLING REVISED CASH FLOW FORECAST
(Dollars in Thousands)

                                    Actual         Actual         Forecast        Forecast
                                   2/27/00        3/12/00          4/2/00          4/30/00
                                   --------       --------        --------         --------
Ending Total Revolver Balance      $ 86,232       $ 85,883        $ 97,145         $125,309
Term Loan                            99,250         99,250          99,250           99,000
Standby Letters of Credit            27,097         27,056          27,056           27,056
Trade Letters of Credit              33,789         30,751          25,484           19,890
                                   --------       --------        --------         --------
Total Extensions of Credit          246,368        242,940         248,935          271,255

Borrowing Base                      519,939        512,088         516,826          510,872
                                   --------       --------        --------         --------
Availability                       $273,571       $269,148        $267,891         $239,617
                                   ========       ========        ========         ========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE CONPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  January 31, 2000 THROUGH February 27, 2000

4.  Payments to Professionals January 31, 2000 through February 27, 2000

  Vendor #                    Vendor Name                  Check Amt.    Check Date       Check #
--------------------------------------------------------------------------------------------------
   98378     Skadden Arps Slate, Meagher & Flom           $512,152.00      2/25/00       B0021136
   71217     Bass, Berry & Sims                            $88,757.54      2/25/00       B0021133
   99104     Jay Alix & Associates                         $99,799.12      2/25/00       B0021137
   99459     Robert L. Berger & Associates                 $10,640.84      2/11/00       B0021002
   99444     Sitrick & Company                             $57,847.85      2/25/00       B0021139
  100906     Peter J. Solomon                             $114,191.97      2/25/00       B0021129
    3323     Avtax                                         $17,778.73       2/1/00       30035853
    H998     Vory's, Sater, Seymour and Pease                  $44.83      2/23/00       30038182
    H998     Vory's, Sater, Seymour and Pease               $1,990.59      2/23/00       30038183
    H998     Vory's, Sater, Seymour and Pease                 $404.79      2/23/00       30038184
   79108     Ernst & Young                                 $13,783.00      2/25/00       B0021134
   99391     Otterbourg, Steindler, Houston & Rosen, PC   $127,736.95      2/25/00       B0021138
   99454     Harwell, Howard, Hyne, Gabbert & Manner, PC   $29,102.00      2/25/00       B0021140
   63078     Weil, Gotshal & Manges, LLP                    $7,996.64      2/25/00       B0021131



Note:  Schedule is an a cash basis

FORM OPR- 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)




                                                            FEBRUARY 27,      JANUARY 30,
                                                                2000             2000
                                                            -----------      -----------
ASSETS
Current Assets:
    Cash and cash equivalents                               $    38,010      $    28,695
    Accounts receivable                                           7,028           11,113
    Inventories                                                 662,722          675,440
    Prepaid expenses and other assets                            24,851           26,080
                                                            -----------      -----------
    TOTAL CURRENT ASSETS                                        732,611          741,328
                                                            -----------      -----------
PROPERTY AND EQUIPMENT
    Owned assets, net of accumulated depreciation               348,136          351,000
    Capitalized leases, net of accumulated amortization          14,464           14,673
                                                            -----------      -----------
                 TOTAL PROPERTY AND EQUIPMENT                   362,600          365,673
                                                            -----------      -----------
    Other assets and deferred charges                            44,937           45,389
                                                            -----------      -----------
TOTAL ASSETS                                                $ 1,140,148      $ 1,152,390
                                                            ===========      ===========
LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
    Notes payable to banks                                  $    86,232      $    81,313
    Accounts payable                                             62,075           71,070
    Accrued expenses                                            159,569          166,391
    State & local sales tax                                      13,319            9,743
    Current maturities of long-term debt                          1,000            1,000
    Current maturities capitalized leases                            85               86
                                                            -----------      -----------
    TOTAL CURRENT LIABILITIES                                   322,281          329,601

Long -Term Liabilities:
    Long-term debt                                               98,250           98,250
    Capitalized lease obligations                                 2,474            2,482
Liabilities Subject To Compromise:
    Accrued restructuring costs                                  45,841           45,689
    Capitalized lease obligations                                27,305           27,687
    Long-term debt                                              428,232          428,869
    Accounts payable                                            191,673          190,839
    Accrued expenses                                             59,939           60,905
                                                            -----------      -----------
    Total Liabilities Subject To Compromise                     752,990          753,991

TOTAL LIABILITIES                                             1,175,995        1,184,323
                                                            -----------      -----------
COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
    Common stock                                                 49,989           50,006
    Additional paid-in-capital                                    6,288            6,424
    Deferred compensation                                          (587)            (688)
    Accumulated other comprehensive loss                             --               --
    Retained (deficit) earnings                                 (91,537)         (87,676)
                                                            -----------      -----------
             TOTAL SHAREHOLDERS' (DEFICIT) EQUITY               (35,847)         (31,933)

TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY        $ 1,140,148      $ 1,152,390
                                                            ===========      ===========

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 31, 2000 THROUGH FEBRUARY 27, 2000

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended: 02/27/00
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 31, 2000 THROUGH FEBRUARY 27, 2000

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  02/27/2000
FORM OPR-4

                                                     Total                 Current
                                                   --------               --------
Trade Accounts Payable (Merchandise)               $ 62,075               $ 62,075



                                                     Total                 Current
                                                   --------               --------
Expense & other payables                           $159,569               $159,569

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 31, 2000 THROUGH FEBRUARY 27, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

                                                  Date           Date               Total              0-30
                TAXES PAYABLE                   Incurred          Due                Due               Days
                                                --------        -------         ---------------   ---------------
Federal income tax                             ** Various       Various         $  7,811,842.00   $  7,811,842.00

State income tax                                  Various       Various                  (3,253)           (3,253)
                                                                                ---------------   ---------------

                                      SUBTOTAL                                        7,808,589         7,808,589
                                                                                ---------------   ---------------

Sales/use tax                         SUBTOTAL  * Various       Various              13,318,975        13,318,975
                                                                                ---------------   ---------------

Personal property tax                           * Various       Various               1,608,588         1,608,588

Real estate taxes                               * Various       Various               7,677,785         7,677,785

Inventory taxes                                 * Various       Various                       0                 0

Gross receipts/bus. licenses                    * Various       Various                 (20,232)          (20,232)

Franchise taxes                                 * Various       Various                 618,726           618,726
                                                                                ---------------   ---------------

                                      SUBTOTAL                                        9,884,867         9,884,867
                                                                                ---------------   ---------------


                                                                                ---------------   ---------------
TOTAL TAXES PAYABLE                                                             $ 31,012,431.00   $ 31,012,431.00
                                                                                ===============   ===============

*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JANUARY 31, 2000 THROUGH  FEBRUARY 27, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4



(DOLLARS IN THOUSANDS)

                                                           DATE                                   TOTAL DUE
                                                         INCURRED             DATE DUE         (2/27/00 BALANCE)
                                                   ---------------------------------------------------------------
POST PETITION SECURED DEBT
         Revolver Borrowings                              3/27/99               6/30/01               $ 86,232
         Facility Standby Letters of Credit               3/27/99               6/30/01                 27,097
         Facility Trade Letters of Credit                 3/27/99               6/30/01                 33,789
         Term Loans                                       3/27/99               6/30/01                 99,250
                                                                                                      --------
         TOTAL EXTENSIONS OF CREDIT                                                                   $246,368
                                                                                                      ========
ACCRUED INTEREST PAYABLE                                                                              $    938
                                                                                                      ========

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)



                                                                                          ACTIVITY
                                                                                       JANUARY 1, 2000
                                                                                           THROUGH
                                                                                      FEBRUARY 27, 2000
                                                                                      -----------------
Net Sales                                                                                   $ 137,923

Costs of merchandise sold and buying and occupancy expense                                     96,230
                                                                                            ---------

Gross margin after cost of merchandise sold and buying and occupancy expenses                  41,693

Selling, General and Administrative Expenses:
     Net Employment Expense                                                                    23,402
     Net Advertising                                                                            8,771
     Banking and Other Fees                                                                     1,821
     Real Estate and Other Taxes                                                                1,822
     Supplies                                                                                     919
     Communication and Equipment                                                                  430
     Travel                                                                                       463
     UCC and Other Services                                                         (a)        (1,138)
     Legal and Professional                                                                       247
     Sales and Shipping                                                                            70
     Insurance                                                                                    399
     Miscellaneous                                                                               (337)
     Credit Card Services                                                                         (49)
                                                                                            ---------
Total Selling, General and Administrative Expenses                                             36,819

Other expense/(income), net                                                                       947

Restructuring charge                                                                               --

Depreciation and amortization                                                                   2,843
                                                                                            ---------
Earnings (loss) before interest, reorganization items, and income tax                           1,084

Interest expense - debt                                                                         3,171
Interest expense - capitalized leases                                                             308
                                                                                            ---------
Earnings (loss) before reorganization items, and income tax                                    (2,394)

Reorganization Items:
     Legal and Professional                                                                     1,336
     Miscellaneous fees                                                                           133
     Close Store Charges                                                                           --
                                                                                            ---------
     Total Reorganization Items                                                                 1,468

Earnings (loss) before income tax                                                              (3,863)
     Income tax benefit                                                                            --
     Cumulative Effect of Change in Accounting Principles                                          --
                                                                                            ---------
Net earnings (loss)                                                                         $  (3,863)
                                                                                            =========

Note:
(a) Includes Uniform Inventory Cost Capitalization adjustment to reflect revised estimate of inventoriable costs.